UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 29, 2004
                                                        ------------------



                               LIZ CLAIBORNE, INC.
                -------------------------------------------------
                  (Exact name of registrant as specified in its
                                    charter)


      Delaware                     001-10689                     13-2842791
-------------------         ------------------------       ---------------------
  (State or other           (Commission file number)         (I.R.S. Employer
  jurisdiction of                                           Identification No.)
   incorporation)



                    1441 Broadway, New York, New York, 10018
                    ----------------------------------------
                    (Address of Principal Executive Offices)



       Registrant's Telephone Number, Including Area Code: (212) 354-4900
                                                           --------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 29, 2004, it was determined that Frank S. Sowinski, Executive Vice President of Liz Claiborne, Inc. (the "Registrant") will depart the Registrant effective as of October 31, 2004. The Registrant will disclose the terms of Mr. Sowinski's departure when finalized.

SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LIZ CLAIBORNE, INC.


     Dated: October 4, 2004       By:    /s/ Nicholas Rubino
                                         -----------------------------------
                                  Name:  Nicholas Rubino
                                  Title: Vice President, Deputy General Counsel
                                         and Secretary